UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
January 8, 2007
United Parcel Service, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149

(State or other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification Number)
of incorporation)

55 Glenlake Parkway, N.E.
Atlanta, Georgia		30328

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (404) 828-6000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(c) On January 8, 2007, United Parcel Service, Inc. (“UPS”) announced that David P. Abney, 51, has been appointed as UPS’s chief operating officer and president, UPS Airlines effective January 8, 2007. Prior to this appointment, Abney served as senior vice president and president, UPS International since 2003, UPS/Fritz Companies integration manager from 2001 to 2002, UPS SonicAir® manager from 1995 to 2000 and in various other positions with UPS since 1974.
The press release issued on January 8, 2007 announcing the appointment is included as Exhibit 99.1.
Item 9.01. Financial Statement and Exhibits.
(c) Exhibits

Exhibit No.	Description

99.1	Press release issued January 8, 2007

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.

Date: January 12, 2007	By:	/s/ D. Scott Davis
	Name:	D. Scott Davis
	Title:	Vice Chairman and Chief
Financial Officer

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